SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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INSIGNIA SYSTEMS, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6470 Sycamore Court North, Maple Grove, MN 55369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 20, 2004

TO THE SHAREHOLDERS OF INSIGNIA SYSTEMS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on Thursday, May 20, 2004 at 9:00 a.m., Central Daylight Savings Time, at the Radisson Hotel & Conference Center, 3131 Campus Drive, Plymouth, Minnesota, for the following purposes:

1.	To elect five directors to serve for one year;

2.	To approve an amendment to the Company’s 2003 Incentive Stock Option Plan to increase the number of shares reserved for issuance under the Plan from 350,000 to 1,000,000 shares;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 22, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors
Denni Jo Lester Secretary

Maple Grove, Minnesota
April 12, 2004

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

____________________________________________

PROXY STATEMENT

        This Proxy Statement is furnished to the shareholders of Insignia Systems, Inc. in connection with the Board of Directors’ solicitation of proxies to be voted at the annual meeting of shareholders to be held on May 20, 2004 or any adjournment thereof (the “Meeting”). The mailing of this Proxy Statement to shareholders commenced on or about April 12, 2004.

        All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph or by mail. The Company’s principal offices are located at 6470 Sycamore Court North, Maple Grove, Minnesota 55369.

        Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of the Company, or by revocation in person at the Meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, proxies received from shareholders will be noted “for” the proposals set forth in the Notice of Meeting.

        The Company has 12,475,625 shares of Common Stock, par value $.01 per share (the “Common Stock”) outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on March 22, 2004 are entitled to vote at the meeting and at any continuation or adjournment thereof. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business.

        Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the greater of: (1) the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business; or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated at the Meeting to determine whether or not a quorum is present. Abstentions will be treated as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table presents information provided to the Company as to the beneficial ownership of Common Stock as of January 31, 2004 (i) by persons known to the Company to hold 5% or more of such stock, (ii) each of the directors of the Company, (iii) each of the executive officers named in the Summary Compensation Table on page 7 and (iv) by all current officers and directors as a group. Beneficial ownership includes shares available for purchase under warrants or options which are either currently exercisable or exercisable within 60 days after January 31, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares
5% Shareholders
Perkins Capital Management, Inc.	1,046,484(1)	8.4%
730 East Lake Street
Wayzata, MN 55391

W. Robert Ramsdell	941,550(2)	7.5%
6470 Sycamore Court North
Maple Grove, MN 55369

Perkins Opportunity Fund	725,000(1)	5.8%
730 East Lake Street
Wayzata, MN 55391

Directors and Executive Officers
Gary L. Vars	265,787(3)	2.1%

Scott F. Drill	265,487(4)	2.1%

Frank D. Trestman	180,000(5)	1.4%

Erwin A. Kelen	175,000(6)	1.4%

Thomas N. Wilkolak	34,334(7)	*

Gordon F. Stofer	29,976(8)	*

Denni J. Lester	14,418(9)	*

Donald J. Kramer	10,000(10)	*

All current Directors and Officers as a Group	1,916,552(11)	14.7%
(9 persons)
____________________
*	Indicates less than one percent.
(1)	Perkins Opportunity Fund is affiliated with Perkins Capital Management, Inc.
(2)	Includes 20,000 shares subject to options which are currently exercisable. Mr. Ramsdell is also a director.
(3)	Includes 191,667 shares subject to options and 15,000 shares subject to warrants which are currently exercisable, and 4,650 shares owned by Mr. Vars’ spouse, as to which he disclaims beneficial ownership.
(4)	Includes 91,667 shares subject to options which are currently exercisable and 80,000 shares held in a Family Limited Partnership.
(5)	Includes 25,000 shares subject to options and 25,000 shares subject to warrants which are currently exercisable. Also includes 40,000 shares held in trust for Mr. Trestman’s spouse and children and

50,000 shares subject to warrants currently exercisable by the trust, as to which Mr. Trestman disclaims beneficial ownership.
(6)	Includes 30,000 shares subject to options, 75,000 shares subject to warrants which are currently exercisable and 30,000 shares held in trust for Mr. Kelen’s children, as to which he disclaims beneficial ownership.
(7)	Includes 33,334 shares subject to options which are currently exercisable.
(8)	Includes 25,000 shares subject to options which are currently exercisable.
(9)	Includes 13,333 shares subject to options which are currently exercisable.
(10)	Consists of 10,000 shares subject to options which are currently exercisable.
(11)	Includes 440,001 shares subject to options and 115,000 shares subject to warrants currently exercisable by officers and directors of the Company, 80,000 shares held in a family limited partnership of an officer, 30,000 shares held in trust for the children of a director, 40,000 shares and 50,000 shares subject to options and warrants which are currently exercisable held in trust for the spouse and children of another director, and 4,650 shares held by the spouse of another director.

ITEM I
ELECTION OF DIRECTORS

        Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has fixed the size of the Board of Directors to be elected at the Annual Meeting at five. The Nominating and Corporate Governance Committee has nominated five of the current seven members of the Board for re-election. Two of the current members have voluntarily decided not to stand for re-election. All of the nominees have consented to serve if elected. If any nominee should be unable to serve, or becomes unavailable for any reason (which is not anticipated), the persons named in the proxies may vote for such other persons as determined by them in their discretion.

        The names and ages of the nominees, their current positions with the Company, and the year each first became a director, are as follows:

Name and Age	Position	Director Since
Donald J. Kramer (71)	Chairman of the Board of Directors	2002
Scott F. Drill (51)	President and Chief Executive Officer	1998
Gary L. Vars (63)	President of POPS Division	1999
W. Robert Ramsdell (63)	Director	1999
Gordon F. Stofer (57)	Director	1990

Business Experience

        Donald J. Kramer was elected Chairman of the Board of Directors in March 2004 and has been a director since December 2002. Until 1996, he was a principal of TA Associates, a private equity capital firm located in Boston, Massachusetts. He is also a director of Micro Component Technology, Inc., a manufacturer of semiconductor handling and testing equipment based in St. Paul, Minnesota.

        Scott F. Drill has been President and Chief Executive Officer of the Company since February 24, 1998. From May 1996 to December 2002, he was also a partner in Minnesota Management Partners (MMP), a venture capital firm located in Minneapolis, Minnesota. Mr. Drill co-founded Varitronic Systems, Inc. in 1983, and was its President and CEO until it was sold in 1996. Prior to starting Varitronics, Mr. Drill held senior management positions in sales and marketing at Conklin Company and Kroy, Inc.

        Gary L. Vars has been President of the POPS Division since December 2002 and was Chairman of the Board of Directors from March 2001 to March 2004. From September 1998 to December 2002, he held the position of Executive Vice President and General Manager of the POPS Division. Prior to joining the Company in 1998, Mr. Vars spent 22 years as a marketing and business development consultant to Fortune 500 companies. From 1966 to 1976 Mr. Vars held various management positions at the Pillsbury Co., including Director of Marketing and New Product Development, Grocery Products Division.

        W. Robert Ramsdell has been a director of the Company since October 1999. Mr. Ramsdell has been engaged in private investments in micro cap companies since 1990. From 1973 until his retirement in 1990, Mr. Ramsdell was senior partner, director of research and office manager of Cantor Fitzgerald & Co. in Los Angeles, engaged in the institutional equity business. He has been a financial advisor to many companies including Occupational Urgent Care Systems (OUCH) and Preferred Voice.

        Gordon F. Stofer has been a director of the Company since February 1990. Since 1980, Mr. Stofer has been the managing general partner of Cherry Tree Investments, Inc., a venture capital and investment banking firm located in Minneapolis, Minnesota. Mr. Stofer has been a director of numerous public and private companies over the past 25 years.

Compensation of Directors

        Prior to 2003, the Company’s directors did not receive any fees for their service on the Board of Directors, other than reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. Beginning in 2003, outside directors receive a fee of $10,000 per year and $1,000 for each Board meeting that they attend. In addition, the Chair of each committee receives $1,000 for each meeting of the committee, and members of the committee receive $500 for each meeting of the committee that they attend. The 2003 Incentive Stock Option Plan provides for the grant to each non-employee director of a non-qualified option to purchase 10,000 shares of common stock at the time the director is first elected or appointed to the Board, and grants of non-qualified options for 5,000 shares each year that the director is re-elected. All grants have an exercise price equal to the closing market price on the date of grant.

Meetings and Committees of the Board of Directors

        The Board of Directors met five times during 2003. Each director attended at least 75% of all meetings of the Board and committees of the Board on which he served. Directors are expected to attend substantially all of the meetings of the Board and the Committees on which they serve, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

        Audit Committee.   The current members of the Audit Committee are Mr. Kramer, Mr. Kelen, Mr. Stofer and Mr. Trestman, each of whom is independent as that term is defined in the Nasdaq Listing Standards. Mr. Kramer has been designated by the Board as the Audit Committee’s financial expert, as that term is defined by rules of the Securities and Exchange Commission (“SEC”). The Audit Committee provides independent objective oversight of the Company’s financial reporting system, reviews and evaluates significant matters relating to the audit and the internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company’s independent auditors and approves additional services to be provided by the auditors. The Audit Committee operates pursuant to a written Charter, that was most recently amended on February 19, 2004. A copy of the Charter is attached as an Appendix. The Committee met nine times during 2003. These meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors. See the Report of the Audit Committee in this Proxy Statement.

        Compensation Committee.   The Compensation Committee consists of Mr. Stofer, Mr. Kelen, Mr. Ramsdell and Mr. Trestman, all of whom are independent as that term is defined by the Nasdaq Listing Standards. Among other duties, the Compensation Committee reviews and approves the compensation of the Company’s officers, benefits policies, strategies and pay levels necessary to support corporate objectives. The

Compensation Committee also approves option grants to employees. The Compensation Committee met two times during 2003. See the Report of the Compensation Committee in this Proxy Statement.

        Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in December 2002. The current members of the Committee are Mr. Trestman, Mr. Kelen, Mr. Ramsdell and Mr. Stofer, each of whom is independent as that term is defined in the Nasdaq Listing Standards. The Committee operates pursuant to a written Charter, that was most recently amended on February 19, 2004. A copy of the Charter is attached as an Appendix. Among other duties, the Committee is responsible for nominating the slate of directors to be considered for election at the Company’s annual meeting of shareholders. The Committee met one time in 2003.

        The Nominating and Corporate Governance Committee Charter states that the Committee will evaluate candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, and such other criteria as the Committee deems relevant. The Committee will consider candidates recommended by the Board, management, shareholders, and others. The Charter authorizes the Committee to retain and pay advisors to assist it in identifying and evaluating candidates.

        Shareholders who wish to recommend candidates to the Nominating and Corporate Governance Committee should submit the names and qualifications of the candidates to the Committee at least 120 days before the date of the Company’s proxy statement for the previous year’s Annual Meeting. Submittals should be in writing, addressed to the Committee at the Company’s headquarters.

Shareholder Communications with the Board

        Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board may direct that all of such communications be screened by an employee of the Company for relevance. The Board will respond to shareholder communications when it deems a response to be appropriate.

Code of Ethics

        The Board of Directors has adopted a Code of Ethics to promote the highest honest and ethical conduct and compliance with laws, regulations and Company policies by the Company’s directors, officers, employees and contractors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ELECTION OF THE MANAGEMENT SLATE OF NOMINEES.

ITEM II
AMENDMENT TO 2003 INCENTIVE STOCK OPTION PLAN

        The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company’s 2003 Incentive Stock Option Plan (the “2003 Plan”). The amendment provides for an increase in the total number of shares available under the 2003 Plan from 350,000 shares to a total of 1,000,000 shares. As of March 22, 2004, there were options outstanding to purchase 345,600 shares under the 2003 Plan and no shares had been issued upon the exercise of options under the 2003 Plan. Therefore, without shareholder approval of the amendment to the 2003 Plan, the Company believes that the remaining shares will be insufficient to cover future option grants and awards. The Board of Directors deemed it prudent to increase the shares available for grant under the 2003 Plan by 650,000 shares to facilitate future option grants and restricted stock awards.

        On May 20, 2003, the shareholders approved the 2003 Plan to replace the 1990 Stock Plan (the “1990 Plan”). Options granted under the 1990 Plan for 1,042,455 shares will remain in effect until they are exercised or expire according to their terms. All future option grants will be made under the 2003 Plan.

Summary of the Plan

        The 2003 Plan provides for the granting of stock options to employees, non-employee directors, consultants and advisors. There are currently 95 employees and five non-employee directors who are eligible to receive options under the 2003 Plan. An aggregate of 350,000 shares of Common Stock have been issued or reserved for issuance under the 2003 Plan. Shares covered by expired or terminated stock options may be used for subsequent awards under the 2003 Plan.

        The 2003 Plan is administered by the Compensation Committee, whose members are appointed by the Board. The Committee has the power to select recipients, make grants of stock options, and adopt regulations and procedures for the 2003 Plan. Non-employee directors receive automatic option grants for 10,000 shares in the year in which they are first appointed or elected to the Board, and option grants for 5,000 shares each year they are re-elected.

        The 2003 Plan permits the grant of both stock options that qualify as “incentive stock options” under the Internal Revenue Code and options that do not so qualify (“non-qualified options”). Incentive stock options differ as to their tax treatment and are subject to a number of limitations under the Internal Revenue Code. Incentive stock options may only be granted to employees, and may not be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date of the grant (or, for an option granted to a person holding more than 10% of the Company’s voting stock, at less than 110% of fair market value). On March 31, 2004, the closing sale price of the Common Stock was $1.55 per share. The 2003 Plan states that the maximum number of shares for which any person may be granted options in any year shall not exceed 100,000 shares.

        Following an optionee’s death or disability, the optionee’s options may be exercised by the optionee (or the optionee’s legal representative or legatee) for a period of one year or until the expiration of the stated term of the option, whichever is less. If an optionee’s employment with the Company terminates for any other reason, the optionee’s options will remain exercisable for 90 days or until the expiration of the stated term, whichever is less, except if such optionee is terminated for conduct which is contrary to the best interest of the Company, or violates any written nondisclosure agreement, the optionee’s options will immediately terminate. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee.

        The term of each option, which is fixed by the Committee at the time of grant, may not exceed ten years from the date the option is granted (except that an incentive option granted to a person holding more than 10% of the Company’s voting stock may be exercisable only for five years). Options may be made exercisable in whole or in installments, as determined by the Committee. The vesting of options will be accelerated upon a change in control of the Company.

Federal Income Tax Treatment

        Generally the grant of either an incentive stock option or a non-qualified option under the 2003 Plan will not cause recognition of income by the optionee or entitle the Company to an income tax deduction. Upon exercise of an option, the tax treatment will generally vary depending on whether the option is an incentive stock option or a non-qualified option. The exercise of an incentive stock option will generally not cause recognition of income by the optionee or entitle the Company to a tax deduction. However, the amount by which the fair market value of the shares obtained exceeds the exercise price on the date of exercise is an item of tax preference to the optionee for alternative minimum tax purposes.

        The exercise of a non-qualified option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock obtained on the day of exercise. The Company must then in most cases obtain from the optionee funds to meet tax withholding requirements arising from that income recognition. The exercise of a non-qualified option will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the exercising option holder.

        The foregoing discussion of the federal income tax treatment of options is necessarily general and any option holder should consult his tax advisor as to his own particular circumstances and applicable laws and regulations.

Registration with the SEC

        Upon approval of the amendment to the Plan, the Company will file a Registration Statement on Form S-8 with the SEC to register the issuance of the additional shares.

Shareholder Approval and Board Recommendation

        Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO THE PLAN.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table shows, for the fiscal years ending December 31, 2001, 2002 and 2003, the compensation for their services to the Company of Scott F. Drill, the Company’s President and Chief Executive Officer, and to each other executive officer of the Company (together with Mr. Drill, the “Named Executives”) whose total compensation exceeded $100,000 during 2003 in all capacities in which they served:

SUMMARY COMPENSATION TABLE

Name and Position	Fiscal Year Ended December 31,
		Annual Compensation(1)		Long-Term Compensation
		Salary	Commission	Stock Options and Awards	All Other Compensation(2)

Scott F. Drill,	2003	$275,000	—	35,000	$15,776
President and Chief	2002	$275,000	$18,861	50,000	$3,180
Executive Officer	2001	$250,000	—	75,000	$360

Gary L. Vars,	2003	$260,000	—	35,000	$4,292
President, POPS Division	2002	$250,000	$37,729	50,000	$792
	2001	$225,000	—	100,000	$1,386

Thomas N. Wilkolak(3)	2003	$180,000	$10,838	50,000	$3,213
Executive Vice
President, General
Manager, POPS Division

Denni J. Lester(4)	2003	$150,000	—	25,000	$10,980
Vice President of	2002	$12,500	—	40,000	$10
Finance, Secretary and
Treasurer
____________________
(1)	No bonuses have been paid for the last three fiscal years.
(2)	Includes amounts for car allowance, payment of life insurance premiums and Company match on 401(k) contributions.
(3)	Mr. Wilkolak began his employment with the Company in June 2002 and was appointed an executive officer in May 2003.

(4)	Ms. Lester began her employment with the Company and was appointed an executive officer in December 2002.

Change in Control Agreements

        Messrs. Drill, Vars and Wilkolak and Ms. Lester have Change in Control Agreements with the Company. The agreements provide that, following a change in control of the Company, they will receive severance payments equal to two years’ salary if they are terminated without cause, or if they voluntarily terminate for “good reason,” defined in the agreement to include demotion, reduction in salary or benefits, relocation, and certain other events. In addition, Messrs. Drill’s and Vars’ agreements provide that they will receive their severance payments if they voluntarily terminate their employment for any reason following a hostile takeover of the Company.

STOCK OPTIONS

        The following table contains information concerning the grant of stock options during the calendar year 2003 to the executive officers named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Covered by Option Grants(1)	% of Total Options Granted to Employees in Fiscal Year Ended Dec. 31, 2003	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%

Scott F. Drill	35,000	14.3%	$5.80	5/20/2013	$126,547	$321,783
Gary L. Vars	35,000	14.3%	$5.80	5/20/2013	$126,547	$321,783
Thomas N. Wilkolak	50,000	20.4%	$5.80	5/20/2013	$180,782	$459,689
Denni J. Lester	25,000	10.2%	$5.80	5/20/2013	$ 90,391	$229,845
____________________
(1)	All option grants vest at the rate of 33.33% per year over three years.
(2)	Equal to the market value of the Company’s Common Stock on the date of grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Scott F. Drill	400,000	$1,820,685	91,667	68,333	—	—

Gary L. Vars	40,000	$163,200	191,667	68,333	$66,090	—

Thomas N. Wilkolak	—	—	16,667	83,333	—	—

Denni J. Lester	—	—	13,333	51,667	—	—
____________________
(1)	Based on the market price of $2.60 per share for the Company’s Common Stock on December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans
approved by security holders	1,756,979	$5.52	110,300

Equity compensation plans not
approved by security holders	—	—	—

Total	1,756,979(1)	$5.52	110,300

____________________
(1)	Does not include 650,000 additional shares reserved for issuance under the 2003 Plan, subject to shareholder approval at the Annual Meeting. See Item II.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on the Company’s Common Stock for the five fiscal years beginning December 31, 1998 and ending December 31, 2003, with the cumulative total return on the Nasdaq Stock Market — U.S. Index and the Russell 2000 Index (“Russell Index”) over the same period (assuming the investment of $100 in the Company’s Stock, the Nasdaq Stock Market — U.S. Index and the Russell Index on December 31, 1998 and the reinvestment of all dividends).

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors (the “Committee”) operates pursuant to a Charter adopted by the Board of Directors on February 24, 2003. The Charter includes a mission statement which states that the Committee’s mission is to ensure that the Company’s executive officers are compensated consistent with the following philosophy and objectives: (1) to support the Company’s overall business strategy and objectives; (2) to attract, retain and motivate the best executives in the Company’s industry; (3) to promote the Company’s pay-for-performance philosophy; and (4) to ensure that the Company’s compensation programs and practices are of the highest quality and designed with full consideration of all accounting, tax, securities law, and other regulatory requirements.

        Pursuant to the Charter, the Committee is appointed by the Board and is comprised of between three and five outside directors. The main duties of the Committee, as described in the Charter, are as follows: (1) review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the Chief Executive Officer and other key executives; (2) review the performance of the Chief Executive Officer; (3) review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (4) act as the administrative committee for the Company’s Stock Plans, the Employee Stock Purchase Plan, and any other incentive plans established by the Company; (5) consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (6) prepare the Report of the Compensation Committee for inclusion in the Annual Proxy Statement.

        It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achieving the financial objectives of the Company. The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives.

Base Salary

        Base salaries of the Company’s executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay. Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business. In addition to base salary, executive officers are eligible to participate in the Company’s employee benefit plans on the same terms as other employees.

Annual Incentives

        No bonuses were paid to executive officers for the three fiscal years ended December 31, 2001, 2002 and 2003.

Long-term Incentives

        The 1990 Stock Plan, and now the 2003 Incentive Stock Option Plan, are the basis of the Company’s long-term incentive plans for executive officers and other key employees. The objective of the plans is to align executives’ long-term interests with those of the shareholders by creating a direct incentive for executives to increase shareholder value. The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of five to ten years. The options generally vest and become exercisable over a period of up to four years following the date of grant. The award of option grants is consistent with the Company’s objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

        The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

Chief Executive Officer Compensation

        The Committee determines compensation for the Chief Executive Officer on an annual basis. Mr. Drill’s current base salary was established by the Compensation Committee, and became effective January 1, 2002. The Committee believes that this base salary is consistent and competitive with salaries paid to Chief Executive Officers of companies of similar size and type. Mr. Drill has not received a bonus for the past five years.

Conclusion

        The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for growth in earnings and shareholder value.

Submitted by the Compensation Committee:

Gordon Stofer, Chairman      Erwin Kelen      W. Robert Ramsdell      Frank Trestman

AUDIT COMMITTEE REPORT

        The Audit Committee reviewed and discussed the 2003 audited financial statements with management and Grant Thornton LLP. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with Grant Thornton LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Grant Thornton LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee discussed with the independent auditors the auditors’ independence from management and the Company and considered the compatibility of nonaudit services with the auditors’ independence.

        Based on the discussions with management and Grant Thornton LLP, the Audit Committee’s review of the representations of management and the report of Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Donald Kramer, Chairman      Erwin Kelen      Gordon Stofer      Frank Trestman

        The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

AUDITORS

        As recommended by the Company’s Audit Committee, the Board of Directors, on August 28, 2003, dismissed Ernst & Young (“E&Y”) as independent auditors and engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent auditors for 2003. This decision followed the Audit Committee’s decision to seek proposals from other independent auditors to audit the Company’s financial statements for its fiscal year ending December 31, 2003.

        The audit reports of E&Y on the financial statements of the Company as of and for the two fiscal years ended December 31, 2002 neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two fiscal years ended December 31, 2002 and during the subsequent interim period preceding the replacement of E&Y, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent years and the subsequent interim period preceding the replacement of E&Y, there were no reportable events (as described in Regulation S-K Item 304 (a)(1)(v)).

        No consultations occurred between the Company and Grant Thornton during the two fiscal years ended December 31, 2002 and any subsequent interim period prior to Grant Thornton’s appointment regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an auditing or financial reporting issue or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

        The Company reported the change in accountants on Form 8-K on September 4, 2003. The Form 8-K contained a letter from E&Y, addressed to the Securities and Exchange Commission, stating that it agreed with the statements contained in the third paragraph of Item 4 and indicating they did not have a basis to agree or disagree with the other statements contained therein.

        A representative of Grant Thornton LLP is expected to be present at the Meeting, and will be given the opportunity to make a statement and will be available to answer appropriate questions.

Audit and Audit Related Fees

        The following table shows the fees for services rendered by Grant Thornton LLP and Ernst & Young LLP for the years ended December 31, 2003 and 2002.

	2003			2002
	Grant Thornton LLP	Ernst & Young LLP	Total	Ernst & Young LLP
Audit Fees(1)	$42,400	$56,200	$98,600	$77,600
Audit-Related Fees(2)	—	11,000	11,000	—
Tax Fees(3)	19,100	5,200	24,300	24,400
All Other Fees(4)	1,000	3,300	4,300	—

Total	$62,500	$75,700	$138,200	$102,000

_________________
(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, reviews of quarterly financial statements, audit of VALUStix for acquisition purposes, and filings of registration statements and amendments related to the private placement of the Company’s common stock and shares reserved for issuance under stock option plans.
(2)	Audit-related fees represent fees related to responding to comment letters from the SEC.
(3)	Tax fees represent fees for the preparation of tax filings and technical advice regarding various tax issues.
(4)	All other fees represent fees related to advisory services related to Section 404 of the Sarbanes-Oxley Act and miscellaneous financial consulting.

        The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the services described above were pre-approved by the Company’s Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission concerning their initial beneficial ownership and changes in beneficial ownership of Company securities. To the Company’s knowledge, all such reports were filed in a timely manner for 2003.

OTHER BUSINESS

        The Management of the Company knows of no matters other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

SHAREHOLDER PROPOSALS

        The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company’s next meeting of Shareholders (for the year ending December 31, 2004) is expected to be held on or about May 18, 2005 and proxy materials in connection with that meeting are expected to be mailed on or about April 4, 2005. Any shareholder proposals prepared in accordance with the proxy rules for inclusion in the Company’s proxy materials must be received by the Company on or before December 4, 2004.

        The Company’s Annual Report on Form 10-K for the year ended December 31, 2003 is being mailed to shareholders with this Proxy Statement.

By Order of the Board of Directors
Denni Jo Lester Secretary

APPENDIX A

Insignia Systems, Inc.

AUDIT COMMITTEE CHARTER
Revised: February 19, 2004

A.	Purpose

The Audit Committee (the “Committee”) shall be responsible for assisting the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, the investment community, and others by overseeing:

•	the Company's financial statements and the financial reporting process;

•	the systems of internal accounting and financial controls;

•	the Company's internal audit function;

•	the annual independent audit of the Company's financial statements;

•	the independent auditor's qualifications and independence; and

•	the Company's compliance with legal, ethical and regulatory requirements.

In fulfilling its purpose, the Committee shall maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. All expenses of the Committee necessary for it to carry out its duties shall be paid by the Company.

B.	Membership

1.	Appointment. The members of the Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom shall be independent of management and the Company.

2.	Independence. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, and they meet the relevant independence requirements of SEC and Nasdaq rules. Among other things, members shall not accept any consulting, advisory or other compensatory fee from the Company, other than as a director, shall not be an affiliated person of the Company or its subsidiaries, and shall not have participated in the preparation of the financial statements of the Company or any subsidiary during the past three years.

3.	Financial literacy. All Committee members shall be financially literate, meaning they shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, or meet such other standard required by applicable law (including SEC and Nasdaq rules). At least one member shall be a “financial expert”, as defined by SEC and Nasdaq rules. The Committee Chair shall have accounting or financial expertise.

C.	Responsibilities and Authorities

1.	Roles of Committee, Management, Independent Auditor. The primary responsibility of the Audit Committee shall be to oversee the Company’s financial reporting process on behalf of the Board and report the result of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

2.	Regular Meetings. The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or external auditor, to attend a meeting or meet with any members of, or consultants to, the Committee. The Committee shall keep minutes and other relevant documentation of all meetings held.

3.	Authority to Engage Independent Counsel. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel or other experts for this purpose.

4.	Flexibility. In carrying out its responsibilities, the Committee shall ensure its policies and procedures remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

5.	Independent Auditors. The Committee shall:

a.	be directly responsible for appointing, setting compensation, evaluating and, where appropriate, replacing the independent auditors. The independent auditors shall report directly to the Committee.

b.	be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

c.	pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services not permitted by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is given must be presented to the full Committee at its next scheduled meeting.

d.	at least annually, review a report by the independent auditors describing:

i.	the independent auditor’s internal quality control procedures;

ii.	any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

iii.	all relationships between the independent auditor and the Company to assess the independent auditor’s independence.

The report shall be in writing and consistent with Independence Standards Board Standard 1, to determine whether the disclosed relationships and services may impact the objectivity and independence of the auditor.

e.	set clear hiring policies for employees or former employees of the independent auditors that meet the SEC and Nasdaq rules and regulations.

f.	have and foster a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders.

6.	Recurring Processes. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth with the understanding that the Committee may supplement them as appropriate. The Committee shall set a schedule to complete these processes at the appropriate time during the year.

The Committee shall:

a.	discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

b.	discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

c.	periodically meet separately with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention.

d.	provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee.

e.	review with the independent auditor any audit problems or difficulties and management’s response.

f.	receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

g.	review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

h.	review and discuss earnings press releases prior to issuance.

i.	review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q.

j.	discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

k.	review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

l.	discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

m.	establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

n.	review and approve all related-party transactions.

o.	receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

p.	prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

D.	Annual Review

The Committee shall review and reassess this Charter at least annually and recommend any updates or changes to Board of Directors for approval. The Committee also shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

APPENDIX B

Insignia Systems, Inc.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Revised: February 19, 2004

A.	Purpose

The primary objectives of the Nominating and Corporate Governance Committee (Committee) are to assist the Board by:

1.	identifying individuals qualified to become Board members and nominating qualified individuals for election to the Board at the annual meetings of the Company’s stockholders;

2.	ensuring that the Compensation, Audit, and Nominating and Corporate Governance Committees of the Board have experienced and qualified “independent”directors; and

3.	developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

B.	Organization

1.	The Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of Nasdaq, SEC and any other regulatory requirements.

2.	Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Committee members shall serve until their successors shall be duly elected or their prior resignation, removal or death.

3.	A Committee chair shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chair by vote of a majority of the full Committee.

4.	The Committee may form and delegate authority to subcommittees when appropriate.

C.	Structure and Meetings

1.	The Committee shall meet as often as it determines necessary, but not less than annually.

2.	The Committee shall keep minutes and other relevant documentation of all meetings held.

3.	The chair of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the agenda of items to be addressed at each meeting. The chair of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

D.	Goals and Responsibilities

The Committee shall:

1.	develop and recommend to the Board corporate governance practices applicable to the Company, and review and reassess the adequacy of such practices annually and recommend to the Board any changes the Committee deems appropriate;

2.	develop policies on the size and composition and tenure of the Board;

3.	perform Board performance evaluations on an annual basis;

4.	review and make recommendations to the Board regarding Board compensation;

5.	identify and review possible candidates for Board membership who reflect the Board’s criteria for selecting new directors, including perceived needs of the Board at a particular point in time;

6.	annually nominate qualified candidates for election to the Board at the annual meeting of the Company’s stockholders, and nominate qualified candidates for appointment by the Board to fill any vacancies that occur on the Board;

7.	maintain an orientation program for new directors and a continuing education program for all directors;

8.	make recommendations to the Board regarding the agenda for the Company’s annual stockholder meeting;

9.	review candidates for election to the Board recommended by stockholders, and review other stockholder proposals for inclusion in the annual proxy statement, provided such recommendations and proposals are received by the Committee at least 120 days prior to the mailing date of the proxy statement for the prior annual meeting;

10.	ensure that the Company has a policy in place prohibiting retaliation against employees who provide information or assist in the investigation of possible violations of securities laws or regulations (“whistleblowers”), in accordance with the Sarbanes-Oxley Act of 2002;

11.	annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

12.	perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems appropriate.

E.	Committee Resources

1.	The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors.

2.	The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

3.	The Company shall provide funding to the Committee necessary for it to meet its goals and perform its responsibilities.

F.	Director Qualifications

Persons nominated for election or appointment as directors shall be evaluated by the Committee in light of their education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, and such other criteria as the Committee deems relevant.

A majority of the members of the Board of Directors shall be “independent directors” as defined by SEC and Nasdaq rules and regulations. The independent directors shall have regularly scheduled meetings at which only the independent directors are present.

G.	Director Attendance Policy

Directors are expected to attend substantially all of the meetings of the Board and the Committees on which they serve, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

H.	Shareholder Communication Policy

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the an Company’s corporate headquarters. The Board may direct that all of such communications be screened by an employee of the Company for relevance. The Board will respond to shareholder communications when it deems a response to be appropriate.

I.	Officer Compensation Policy

Compensation of executive officers shall be recommended to the Board by the Compensation Committee, and approved by the Board by action of the independent directors. The Compensation Committee shall be comprised of at least three of the Company’s independent directors. The CEO may not be present during voting or deliberations on his or her compensation.

APPENDIX C

Insignia Systems, Inc.

2003 INCENTIVE STOCK OPTION PLAN

(As amended through February 19, 2004)

    1.        Purpose.   The purpose of this Plan is to provide a means whereby Insignia Systems, Inc. (the “Company”), may be able, by granting options to purchase stock in the Company, to attract, retain and motivate capable and loyal employees, directors, consultants and advisors of the Company and its subsidiaries, for the benefit of the Company and its shareholders. Both incentive stock options which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options which do not qualify for favorable tax treatment, may be granted under the Plan.

    2.        Reservation of Shares.   A total of 1,000,000 shares of the authorized but unissued shares of Common Stock of the Company, par value $.01 per share, is reserved for issue upon the exercise of options granted under the Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options which may be issued to persons eligible under the Plan so long as it remains in effect. Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

    3.        Administration.   The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee shall be appointed by the Board of Directors and shall be comprised solely of two or more “non-employee directors” within the meaning of SEC Rule 16b-3. Each member of the Committee shall also be an “outside director” within the meaning of Code Section 162(m). The Committee shall have the full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. The Committee shall determine which persons shall be granted options hereunder, the number of shares for which each option shall be granted, the types of options to be granted, and any limitations on the exercise of options in addition to those imposed by this Plan. The Committee may also waive any restrictions on the exercise of outstanding options and approve amendments to outstanding options, provided there is no conflict with the terms of the Plan. The Committee shall apply such criteria as it deems appropriate in determining the persons to whom options are granted and the number of shares to be covered by each option.

    4.        Eligibility.   An option may be granted to any employee, director, consultant or advisor of the Company or its subsidiaries, except that no consultant or advisor shall be granted options in connection with the offer and sale of securities in a capital raising transaction on behalf of the Company. The maximum number of shares for which any person may be granted options under the Plan in any year is limited to 100,000 shares.

    5.        Option Grants To Outside Directors.   Each outside director of the Company shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date first appointed or elected as a director. Each outside director shall also automatically be granted an option to purchase 5,000 shares of Common Stock on (a) the date of each subsequent annual meeting of the shareholders, provided the outside director is either reelected or continues to serve as an outside director, or (b) the anniversary of the prior year’s grant in any year in which there is no meeting of the shareholders. In no event shall a director receive more than one grant in any fiscal year.

        The period within which an option granted to an outside director must be exercised shall be the earlier of (a) ten years from the date of grant, or (b) 90 days after the director ceases to be a director for any reason. Options granted to outside directors shall be immediately exercisable in full when granted.

    6.        Exercise Price.   The per share exercise price for each option shall be determined by the Committee at the time of grant, provided that the per share exercise price for any incentive stock option, and any option granted to an outside director, shall be not less than the fair market value of the Common Stock on the date the option is granted. In making such determination, the Committee shall rely on market quotations, if available, but if not available, upon independent appraisals of the stock or such other information deemed appropriate by the Committee.

    7.        Changes in Present Stock.   In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company’s present capital stock, appropriate adjustment may be made by the Committee in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

    8.        Exercise of Option.   Receipt by the Company of a written notice from an optionee, specifying the number of shares to be purchased, and accompanied by payment of the purchase price for such shares, shall constitute exercise of the option as to such shares. The date of receipt by the Company of such written notice shall be the date of exercise of the option. The Company may accept payment from a broker and, upon receipt of written instructions from the optionee, deliver the purchased shares to the broker.

    9.        Option Agreement Provisions.   Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Committee:

(a)

Payment.   The full purchase price of the shares acquired upon exercise of an option shall be paid in cash, certified or cashier’s check, or in the form of Common Stock of the Company with a market value equal to the option exercise price and free and clear of all liens and encumbrances.

The Committee in its sole discretion may also permit the “cashless exercise” of an option. In the event of a cashless exercise, the optionee shall surrender the option to the Company, and the Company shall issue the optionee the number of shares determined as follows:

X =	Y (A-B)/A where:

X =	the number of shares to be issued to the optionee.

Y =	the number of shares with respect to which the option is being exercised.

A =	the closing sale price of the Common Stock on the date of exercise, or in the absence thereof, the fair market value on the date of exercise.

B =	the option exercise price.

(b)

Exercise Period.   The period within which an option must be exercised shall be fixed by the Committee, and shall not exceed ten years from the date of grant for an incentive stock option. The Committee may provide that an option will vest and become exercisable upon the completion of specified periods of employment, or the attainment of specified performance goals. To the extent exercisable, an option may be exercised in whole or in part. Outstanding unvested options shall become immediately exercisable in full in the event the Company is acquired by merger, purchase of all or substantially all of the Company’s assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

(c)

Rights of Optionee Before Exercise.   The holder of an option shall not have the rights of a shareholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of the option.

(d)

No Rights to Continued Employment.   Nothing in the Plan or in any Stock Option Agreement entered into pursuant hereto shall be construed to confer upon any optionee any right to continue in the employ of his or her employer or interfere in any way with the right of his or her employer to terminate his or her employment at any time.

(e)	Death of Optionee. Upon the death of an optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of the optionee’s death, by his or her executor or administrator or other person entitled by law to the optionee’s rights under the option, at any time within one year subsequent to the date of death. The option shall automatically expire one year after the optionee’s death to the extent not exercised.

(f)

Disability of Optionee.   If an optionee is an employee of the Company or its subsidiaries, and if the optionee’s employment is terminated due to his or her disability, the optionee may, within one year of such termination, exercise any unexercised portion of the option to the extent he or she was entitled to do so at the time of such termination. The option shall automatically expire one year after such termination to the extent not exercised.

(g)

Other Termination of Employment.   If an optionee is an employee of the Company or its subsidiaries, and if the optionee’s employment is terminated other than by death, disability, or conduct which is contrary to the best interests of his or her employer, the optionee may, within 90 days of such termination, exercise any unexercised portion of the option to the extent he or she was entitled to do so at the time of such termination. The option shall automatically expire 90 days after such termination to the extent not exercised. If the optionee’s employment is terminated by his or her employer for conduct which is contrary to the best interests of his or her employer, or if the optionee violates any written nondisclosure agreement with his or her employer, as determined in either case by the optionee’s employer in its sole discretion, the unexercised portion of the optionee’s option shall automatically expire at that time. Inter-company transfers and approved leaves of absence for up to 90 days shall not be considered termination of employment.

(h)

Non-transferability of Option.   No option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee’s lifetime only by the optionee. No option may be attached or subject to levy by an optionee’s creditors.

(i)	Date of Grant. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

    10.        Additional Provisions for Incentive Stock Options.

(a)

Dollar Limit.   Each option granted to an employee shall constitute an incentive stock option, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent an option grant exceeds the $100,000 limitation, it shall constitute a non-qualified stock option. Each Stock Option Agreement with an employee shall specify the extent to which it is an incentive and/or non-qualified stock option. For purposes of applying the $100,000 limitation, options granted under this Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation shall be included.

(b)

Ten Percent Shareholders.   No incentive stock option shall be granted to any employee who at the time directly or indirectly owns more than 10 percent of the combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation, unless the exercise price is not less than 110 percent of the fair market value of such stock on the date of grant, and unless the option is not exercisable more than five years after the date of grant.

    11.       Restrictions on Transfer.   During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, an optionee shall agree in his or her option agreement that he or she is acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

    Any restrictions upon shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee, and his or her heirs, executors, and administrators. Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan, and by applicable securities laws.

    12.       Withholding of Taxes.   The Company shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation to withhold in connection with any option including, but not limited to, withholding a portion of the shares issuable on exercise of an option, or requiring the optionee to pay to the Company, in cash, an amount sufficient to cover the Company’s withholding obligations.

    13.       Duration of Plan.   The Plan shall terminate ten years after the date of its adoption by the Board of Directors, unless sooner terminated by issuance of all shares reserved for issuance hereunder, or by the Board of Directors pursuant to Section 13. No option shall be granted under the Plan after such termination date.

    14.       Termination or Amendment of the Plan.   The Board of Directors may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall previously have been granted, adversely affect the rights of such optionee under such option.

    15.       Shareholder Approval.   The Board of Directors shall submit the Plan to the shareholders for their approval within 12 months of the date of its adoption by the Board. Options granted prior to such approval are contingent on receipt of such approval, and shall automatically lapse if such approval is not granted. The Board shall also submit any amendments to the shareholders for approval if required by applicable law or regulation.

    16.       Interpretation.   The Plan shall be interpreted in accordance with Minnesota law.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 20, 2004
9:00 a.m.

RADISSON HOTEL AND CONFERENCE CENTER
3131 Campus Drive
Plymouth, MN 55441

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6470 Sycamore Court North, Maple Grove, MN 55369	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 20, 2004.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Scott F. Drill and Denni J. Lester, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of Directors	01 Donald J. Kramer 02 Scott F. Drill 03 Gary L. Vars	04 W. Robert Ramsdell 05 Gordon F. Stofer	[ ]	Vote FOR all nominees (except as marked)	[ ]	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve an amendment to the Company’s 2003 Incentive Stock Option Plan to increase the number of shares reserved for issuance under the Plan from 350,000 to 1,000,000.	[ ] For	[ ] Against	[ ] Abstain

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Address Change? Mark Box [ ] Indicate changes below:
Date ___________________________________________

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.